UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 3, 2006
ADVENTRX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-32157	84-1318182
(Commission File Number)	(IRS Employer Identification No.)
6725 Mesa Ridge Road, Suite 100
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 552-0866
(Company’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01. Other Events.
     On April 3, 2006, the Company announced that positive preclinical testing results showing strong antiviral synergy without added cytotoxicity with combinations of Thiovir™ and zidovudine (AZT) were presented at the HIV Pathogenesis Meeting in Keystone, Colorado on March 31, 2006.
     On April 5, 2006, the Company announced that it presented preclinical study results showing an improved toxicity profile for its oncology compound, ANX-530 (vinorelbine emulsion) at the American Association for Cancer Research (AACR) 97th Annual Meeting 2006 on April 5, 2006.
     The press releases issued by the Company on April 3 & 5, 2006 with respect to these matters are included with this report as exhibits.
Item 9.01. Financial Statements and Exhibits.

(99)	(c) The exhibit list required by this item is incorporated by reference to the Exhibit Index filed as part of this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

By:	/s/ Carrie E. Carlander Name: Carrie E. Carlander
Title: Chief Financial Officer,
Senior Vice President Finance,
Secretary and Treasurer

April 6, 2006

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of the Company dated April 3, 2006.

99.2	Press Release of the Company dated April 5, 2006.